UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-4911
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 16, 2026, SLM Corporation (the "Company") held the Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 13 directors, each for a one-year term, to serve until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes

Janaki Akella	163,005,066	8,635,493	113,448	7,131,823
R. Scott Blackley	171,316,912	322,872	114,223	7,131,823
Mary Carter Warren Franke	170,207,121	1,428,200	118,686	7,131,823
Daniel Greenstein	171,310,860	330,607	112,540	7,131,823
Henry F. Greig	171,319,278	321,341	113,388	7,131,823
Mark L. Lavelle	170,407,798	1,233,673	112,536	7,131,823
Christopher T. Leech	171,308,247	333,210	112,550	7,131,823
Ted Manvitz	171,309,412	330,953	113,642	7,131,823
Jim Matheson	164,941,960	6,693,275	118,772	7,131,823
Gary Millerchip	171,317,365	323,463	113,179	7,131,823
Vivian C. Schneck-Last	170,309,431	1,325,629	118,947	7,131,823
Jonathan W. Witter	171,306,613	333,370	114,024	7,131,823
Kirsten O. Wolberg	170,692,848	927,053	134,106	7,131,823

Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
170,670,199	935,936	147,872	7,131,823

Proposal 3 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
177,679,238	1,027,672	178,920	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: June 18, 2026	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer